SUB-ITEM 77Q1(A)

                                 AMENDMENT NO. 4
                                     TO THE
                         AMENDED AND RESTATED AGREEMENT
                            AND DECLARATION OF TRUST
                                       OF
                              AIM INVESTMENT FUNDS

     This Amendment No. 4 (the "Amendment") to the Amended and Restated Agreement and Declaration of Trust of AIM Investment Funds (the "Trust") amends, effective as of February 28, 2007, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the "Agreement").

     Under Section 9.7 of the Agreement, a duly authorized officer of the Trust may execute this Amendment.

     WHEREAS, the Trust desires to amend the Agreement to change the name of AIM Enhanced Short Bond Fund to AIM LIBOR Alpha Fund and to change the name of AIM International Bond Fund to AIM International Total Return Fund;

     NOW, THEREFORE, the Agreement is hereby amended as follows:

     1. Schedule A of the Agreement is amended and restated to read in its entirety as set forth on Exhibit A to the Amendment.

     2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

     3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of December 13, 2006.


                                        By: \s\ Philip A. Taylor
                                            ------------------------------------
                                        Name: Philip A. Taylor
                                        Title: President

                                                                       EXHIBIT A

                                   SCHEDULE A
                              AIM INVESTMENT FUNDS
                         PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO                                CLASSES OF EACH PORTFOLIO
---------                               --------------------------
AIM China Fund                          Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Institutional Class Shares

AIM Developing Markets Fund             Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Institutional Class Shares

AIM LIBOR Alpha Fund                    Class A Shares
                                        Class C Shares
                                        Class R Shares
                                        Institutional Class Shares

AIM Global Health Care Fund             Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Investor Class Shares
                                        Institutional Class Shares

AIM International Total Return Fund     Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Institutional Class Shares

AIM Japan Fund                          Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Institutional Class Shares

AIM Trimark Endeavor Fund               Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Class R Shares
                                        Institutional Class Shares

AIM Trimark Fund                        Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Class R Shares
                                        Institutional Class Shares

PORTFOLIO                                CLASSES OF EACH PORTFOLIO
---------                               --------------------------
AIM Trimark Small Companies Fund        Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Class R Shares
                                        Institutional Class Shares"